Exhibit 99.(16)

POWERS OF ATTORNEY

The undersigned Directors, on behalf of the Registered Investment Company listed below, each constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, to execute for each undersigned Director, and in the name, place, and stead of such undersigned Director, in the capacities indicated below, the Registration Statements of such entity on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do an perform in the name of and on behalf of each undersigned Director, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as such undersigned Director might or could do in person, said acts of any said attorneys being hereby ratified and approved.

Registered Investment Company	Form N-14 Registration Statement
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya Multi-Manager Large Cap Core Portfolio with and into Voya Index Plus LargeCap Portfolio

These Powers of Attorney, which shall not be affected by the disability of any or all of the undersigned, are executed and effective as of March 15, 2018 and may be signed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

/s/Colleen D. Baldwin	/s/Patrick W. Kenny
Colleen D. Baldwin	Patrick W. Kenny
Director	Director

/s/John V. Boyer	/s/Joseph E. Obermeyer
John V. Boyer	Joseph E. Obermeyer
Director	Director

/s/Patricia W. Chadwick	/s/Sheryl K. Pressler
Patricia W. Chadwick	Sheryl K. Pressler
Director	Director

/s/Martin J. Gavin	/s/Christopher P. Sullivan
Martin J. Gavin	Christopher P. Sullivan
Director	Director

/s/Russell H. Jones	/s/Roger B. Vincent
Russell H. Jones	Roger B. Vincent
Director	Director

POWER OF ATTORNEY

The undersigned Director, on behalf of the Registered Investment Company listed below, each constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, to execute for the undersigned Director, and in the name, place, and stead of such undersigned Director, in the capacities indicated below, the Registration Statements of such entity on Form N-14 and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the U.S. Securities and Exchange Commission; and any of said attorneys shall have full power and authority to do an perform in the name of and on behalf of the undersigned Director, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as such undersigned Director might or could do in person, said acts of any said attorneys being hereby ratified and approved.

Registered Investment Company	Form N-14 Registration Statement
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya Multi-Manager Large Cap Core Portfolio with and into Voya Index Plus LargeCap Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 16, 2018, and shall be deemed an original.

/s/Shaun P. Mathews
Shaun P. Mathews
Director

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya Multi-Manager Large Cap Core Portfolio with and into Voya Index Plus LargeCap Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 14, 2018, and shall be deemed an original.

/s/Todd Modic
Todd Modic
Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary

POWER OF ATTORNEY

The undersigned Officer, on behalf of the following Registered Investment Company, constitutes and appoints Huey P. Falgout, Jr., Paul A. Caldarelli and Theresa K. Kelety, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for the undersigned Officer, and in the name of such undersigned Officer and in the capacities indicated below, as the case may be, the Registration Statement on Form N-14 identified below, and any amendments thereto, under the Securities Act of 1933, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, such Registration Statement under the Securities Act of 1933 and any amendments and supplements thereto, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registered Investment Company	Form N-14 Registration Statement
Voya Variable Portfolios, Inc.	Proposed reorganization of Voya Multi-Manager Large Cap Core Portfolio with and into Voya Index Plus LargeCap Portfolio

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of May 14, 2018, and shall be deemed an original.

/s/Michael Bell
Michael Bell
Chief Executive Officer